Subordinated debt securities (Tables)	12 Months Ended
Dec. 31, 2018
Subordinated debt securities
Schedule of subordinated debt securities

	December 31,	December 31,
Skr mn	2018	2017
Fixed Rate Resettable Dated Subordinated Instruments(1)	—	2,040
Total subordinated liabilities outstanding	—	2,040

of which denominated in:
Swedish kronor	—	—
Foreign currencies	—	2,040

	2018	2017
Total interest expense	54	61
of which accrued interest(2)	—	8
(1)

SEK´s fixed rate resettable dated subordinated debt totaling USD 250 million was redeemed on the “optional redemption date” November 14, 2018 in accordance with the loan terms and under specific consent to do so from the Swedish Financial Supervisory Authority.

(2)	The accrued interest is attributable to subordinated borrowing and is included in ”Accrued expenses and prepaid revenues”.